SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    Date of Report:  February 23, 1996

                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                           specified in charter)


            MICHIGAN             0-12216          38-1986608
    (State of Incorporation)   (Commission      (IRS Employer
                               File Number)    Identification no.)

          ONE VANDENBERG CENTER
         GRAND RAPIDS, MICHIGAN                     49503
(Address of principal executive offices)          (Zip Code)


                      Registrant's telephone number,
                    including area code: (616) 771-5000

















ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          This Form 8-K is filed solely for the purpose of filing exhibits that will be incorporated by reference in the registrant's Form 10-K
Annual Report for its fiscal year ended December 31, 1995, and other future filings.

     (c)  Exhibits:

          NUMBER              EXHIBIT

          3(b)      BYLAWS.

          4(b) CERTIFICATE OF DESIGNATION, PREFERENCES, AND RIGHTS OF SERIES B PREFERRED STOCK.

          10(f)     AMENDMENT TO RESTRICTED STOCK PLAN OF 1987.

          10(o)     EXECUTIVE SEVERANCE AGREEMENT FOR MR. WARRINGTON.

          10(p)     RESTRICTED STOCK AGREEMENT FOR MR. WARRINGTON.

          10(q)     RESTRICTED STOCK AGREEMENT FOR MR. WARRINGTON.

          10(r)     POOLING AND SERVICING AGREEMENT.




























                                SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   OLD KENT FINANCIAL CORPORATION



                                   By: /S/ RICHARD W. WROTEN
                                       Richard W. Wroten
                                       Executive Vice President
                                         and Chief Financial Officer

Dated: February 23, 1996
































                               EXHIBIT INDEX


EXHIBIT NO.                   DOCUMENT

     3(b)      Bylaws.

     4(b) Certificate of Designation, Preferences, and Rights of Series B Preferred Stock.

     10(f)     Amendment to Restricted Stock Plan of 1987.

     10(o)     Executive Severance Agreement for Mr. Warrington.

     10(p)     Restricted Stock Agreement for Mr. Warrington.

     10(q)     Restricted Stock Agreement for Mr. Warrington.

     10(r)     Pooling and Servicing Agreement.